UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 18, 2006

AFTERMARKET TECHNOLOGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-21803	95-4486486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Opus Place, Suite 600, Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(630) 271-8100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statement Notice

This Current Report on Form 8-K contains forward-looking statements (as such term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) and information relating to us that are based on the current beliefs of our management as well as assumptions made by and information currently available to management, including those related to the markets for our products, general trends in our operations or financial results, plans, expectations, estimates and beliefs. These statements reflect our judgment as of the date of this Current Report with respect to future events, the outcome of which is subject to risks, which may have a significant impact on our business, operating results or financial condition. Readers are cautioned that these forward-looking statements are inherently uncertain. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described herein. We undertake no obligation to update forward-looking statements. The factors that could cause actual results to differ are discussed in our Annual Report on Form 10-K for the year ended December 31, 2005 and our other filings made with the SEC.

Item 2.06.  Material Impairments.

In connection with its annual testing for the potential impairment of goodwill, Aftermarket Technology Corp. has concluded that it expects to record a pre-tax, non-cash charge of up to $14.7 million (up to $9.9 million, net of tax, or up to $0.45 per diluted share) in the third quarter of 2006 related to the impairment of goodwill and other long-lived assets of its United Kingdom-based Drivetrain remanufacturing business and the automotive material recovery division of its Logistics business.

Item 7.01.  Regulation FD Disclosure.

On September 18, 2006, Aftermarket Technology Corp. issued a press release (a copy of which is being furnished to the SEC as Exhibit 99 to this Current Report on Form 8-K) announcing, among other things, the following:

•	projected earnings from continuing operations per diluted share for the three months ending September 30, 2006; and

•	withdrawal of the Company’s previously issued earnings guidance for the full year 2006.

The information in this Item 7.01 and Exhibit 99 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99:  Press release dated September 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFTERMARKET TECHNOLOGY CORP.

Date: September 18, 2006	By:	/s/ Joseph Salamunovich
Title: Vice President